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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                December 31, 2003


                          SORRENTO NETWORKS CORPORATION
             (Exact name of registrant as specified in its charter)

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
          Delaware                      0-15810                        04-3757586
(State or other jurisdiction    (Commission File Number)        (IRS Employer Identification No.)
        of incorporation)

                  9990 Mesa Rim Road, San Diego, California            92121
                  (Address of principal executive offices)             (Zip Code)

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       Registrant's telephone number, including area code: (858) 558-3960






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Item 5. - Other Events and Regulation FD Disclosure.

         On December 31, 2003, Sorrento Networks Corporation (the "Company") consummated the issuance of 2,140,101 newly-issued shares of the Company's common stock, and warrants to purchase 1,070,051 newly-issued shares of the Company's common stock, to a small number of institutional and other accredited investors ("Investors"), resulting in approximately $6.35 million in gross proceeds to the Company, prior to the exercise of the warrants.

         Investors received a warrant to purchase one share of common stock for each two shares of common stock purchased; the effective price in the private placement was $2.97 for each unit. Each unit consists of one share of common stock and a warrant to purchase one-half of a share of common stock. The warrants have an exercise period of five-years and an exercise price of $2.97 per share. The warrants are exercisable in cash, representing a potential $3.17 million in additional proceeds, bringing the total gross proceeds of this offering to approximately $9.5 million, assuming the warrants are fully-exercised in cash. The warrants provide for cashless exercise under certain circumstances.

         None of the shares of common stock, the warrants sold to the investors, nor the shares of common stock to be issued upon exercise of the warrants has been registered under the Securities Act of 1933. Accordingly, these shares and warrants may not be offered or re-sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. The Company has agreed to file a registration statement covering resale by the investors of these shares and shares of common stock issuable upon exercise of the warrants.

         This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the common stock, warrants or common stock issuable upon exercise of the warrants. The private placement was made by the Company with a selling agent, and any opportunity to participate in the private placement was available to a very limited group of institutional and other accredited investors.

         The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the form of Securities Purchase Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference, the form of Registration Rights Agreement, which is attached hereto as Exhibit 4.2 and incorporated herein by reference, and the form of Warrant, which is attached hereto as Exhibit 4.3 and incorporated herein by reference. A copy of the press release announcing the closing of the private placement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





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Item 7. - Exhibits

         (c)      Exhibits.

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
                Exhibit Number                                    Description
                      4.1          Securities Purchase Agreement, dated December 23, 2003, by and among Sorrento Networks Corporation and the investors
                                   a party thereto

                      4.2          Registration Rights Agreement, dated December 23, 2003, by and among Sorrento Networks Corporation and the investors
                                   a party thereto

                      4.3          Form of Warrant issued pursuant to the Securities Purchase
                                   Agreement, dated December 23, 2003, by and among Sorrento
                                   Networks Corporation and the investors a party thereto

                     99.1          Press Release, dated December 31, 2003
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SORRENTO NETWORKS CORPORATION.



December 31, 2003                               /s/ Joe R. Armstrong
                                                --------------------------------
                                                Joe R. Armstrong,
                                                Chief Financial Officer







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                                  EXHIBIT INDEX

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
                Exhibit Number                                    Description
                      4.1          Securities Purchase Agreement, dated December 23, 2003, by and among Sorrento Networks Corporation and the investors
                                   a party thereto

                      4.2          Registration Rights Agreement, dated December 23, 2003, by and among Sorrento Networks Corporation and the investors
                                   a party thereto

                      4.3          Form of Warrant issued pursuant to the Securities Purchase
                                   Agreement, dated December 23, 2003, by and among Sorrento
                                   Networks Corporation and the investors a party thereto

                     99.1          Press Release, dated December 31, 2003
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